Exhibit 10.22

                       FIRST OVERRIDING ROYALTY AGREEMENT


         THIS AGREEMENT dated as of the 20th day of December, 2001

BETWEEN:

                           GREYWOLF EXPLORATION INC., having an office in Calgary, Alberta (hereinafter called "Greywolf")

                                             - and -

                           MIRANT CANADA ENERGY CAPITAL, LTD., having an office in Calgary, Alberta (hereinafter called "Mirant")



         WHEREAS the Parties wish to enter into this agreement to provide for the reservation and granting of the Overriding Royalty;

         NOW THEREFORE in consideration of the premises, covenants and agreements of the Parties, the Parties hereby covenant and agree as follows:

1.       DEFINITIONS

Each capitalized term in this Agreement will have the meaning given to it in the Royalty Procedure, and, in addition:

         (a) "Agreement" and "Head Agreement" means this Overriding Royalty Agreement and all schedules attached hereto.

         (b)  "Permitted Encumbrances" has the meaning ascribed thereto in
              Section 4.

         (c) "Royalty Lands" means all lands in which the Royalty Owner currently owns a working interest including, without limitation, those lands described in Schedule "A".

         (d)  "Royalty Owner" means Mirant.

         (e)  "Royalty Payor" means Greywolf.

         (f) "Royalty Payor's Working Interest" means the working interest of the Royalty Payor as described in Schedule "A".

         (g) "Royalty Procedure" means the standard form 1997 CAPL Overriding Royalty Procedure including the elections and amendments, all attached hereto as Schedule "B".
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2.       SCHEDULES

The following schedules are attached hereto and made part of this Agreement:

         (a) Schedule "A" which describes the Title Documents, the Royalty Lands, and the Royalty Payor's Working Interest;

         (b)  Schedule "B" which is the Royalty Procedure Elections and
              Amendments;

         (c)  Schedule "C" which is the Royalty Procedure; and

         (d)  Schedule "D" which is the form of Royalty Lands Addition Schedule.

3.       ROYALTY

         (a) The Royalty Payor hereby grants, conveys, bargains, sells, assigns, transfers and sets over to the Royalty Owner an overriding royalty interest in and to the Royalty Lands (the "Overriding Royalty") TO HAVE AND TO HOLD the Overriding Royalty, together with all and singular, all rights, privileges, options, heredita-ments, and appurtenances thereto in any way belonging to the Royalty Owner, its successors and assigns forever, subject to the terms, conditions, exceptions, reservations, covenants and agreements herein set forth.

         (b) The Overriding Royalty shall be calculated, administered and otherwise dealt with in accordance with this Agreement.

         (c) The Overriding Royalty shall become effective on the Effective Date and shall encumber the Royalty Lands in the manner set forth in this Agreement.

         (d) For the purposes of Subclause 2.01 A of the Royalty Procedure, the Overriding Royalty will be multiplied by the Royalty Payor's Working Interest percentage of production after deducting:

              (i) all applicable Crown royalties in accordance with the
                  Regulations;

              (ii) all applicable freehold royalties as identified in Schedule
                  "A"; and

              (iii) all applicable royalties payable to third parties
                  encumbering the Royalty Lands as of the date hereof (other than those payable in respect of Petroleum Substances as described in (i) and (ii) above) identified in Schedule "A".

         (e) The Overriding Interest is and the Parties intend for it to constitute an interest in land which shall burden and run with any transfer of all or any portion of the Royalty Lands.
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                                       3


4.       TITLE REPRESENTATION

Royalty Payor represents and warrants that the Overriding Royalty granted and conveyed hereby is free and clear of any mortgages, deeds of trust, voluntary or contractual liens, pledges, security interests, charges, conditional sales or other title retention documents, or other encumbrances or burdens other than those in favor of Royalty Payor or as expressly set forth under the heading "Encumbrances" on Schedule A (the "Permitted Encumbrances"), and the Royalty Payor hereby binds itself, its successors and assigns to warrant and forever defend the title to the Overriding Royalty herein granted, conveyed, assigned, and transferred unto Royalty Owner, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under the Royalty Payor.

5.       ADDITION OF ROYALTY LANDS

         (a) Subject to Clauses 5(b) and (c) hereof, the Parties may from time to time add additional lands to the Royalty Lands by executing two copies of a completed Royalty Lands Addition Schedule in the form attached hereto as Schedule "D".

         (b) In the event that the parties elect ALTERNATE A of Section 3 of any Royalty Lands Addition Schedule, the Royalty Procedure Elections and Amendments attached hereto as Schedule "B" shall apply to the lands added to the Royalty Lands hereby.

         (c) In the event that the Parties elect ALTERNATE B of Section 3 of any Royalty Lands Addition Schedule, the Parties shall also complete the separate Alternate Elections and Amendments Form in the form as provided in Section 3B of the Royalty Lands Addition Schedule. Any such elections or amendments to the Royalty Procedure shall only apply to the Royalty Lands set forth in the Royalty Lands Addition Schedule to which they are attached and shall have no effect upon the royalty applicable to any other Royalty Lands subject to this Agreement.

6.       ADDRESSES FOR NOTICES

The Parties' addresses for notices for this Agreement are:

Royalty Payor:

Grey Wolf Exploration, Inc.
Suite 1600, Bow Valley Square III
255 - 5th Avenue S.W.
Calgary, AB T2P 3G6

Attention:  Vice President, Land and Contracts

Royalty Owner:

Mirant Canada Energy Capital, Ltd.

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                                       4


#300, 440 - 2nd Ave. S.W.
Calgary, AB T2P 5E9

Attention: Robert Lindermanis, Managing Director

7.       FURTHER ASSURANCES

From time to time, each party will, at the reasonable request of the other party, take all action, do all such acts and execute and deliver all agreements, instruments, documents or other writings desired or required by such other party in connection with the registration of its interest in this Agreement or any other agreement, document, instrument or other writing to be executed and delivered pursuant hereto at any public registry or otherwise and take all action and execute and deliver all such further agreements, instruments, documents or other writings reasonably desired or required by such other party so as to fully perform or carry out the terms, intents or purposes of this Agreement.

8.       INVALIDITY OF PROVISIONS

If any of the provisions of this Agreement are determined to be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.       TIME

Time shall be of the essence in this Agreement.

10.      SUCCESSORS AND ASSIGNS

This Agreement will be binding upon and will enure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.      COUNTERPART EXECUTION

This Agreement and any document or instrument to be executed and delivered by the parties hereunder or in connection herewith may be executed and delivered in separate counterparts and delivered by one party to the other by facsimile, each of which when so executed and delivered shall be deemed an original and all such counterparts shall together constitute one and the same agreement, if this Agreement or any such document or instrument is delivered by facsimile, the party so delivering this Agreement or such document or instrument shall within a reasonable time after such delivery deliver an originally executed copy to the other.

12.      GOVERNING LAW; ATTORNMENT; ETC.

         (a) This Agreement shall be governed by, and construed and enforced in accordance with, the applicable laws, other than conflict of laws rules, prevailing in the Province of Alberta.
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                                       5


    (b)  The parties irrevocably:

         (i) submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Alberta for all matters arising out of or relating to this Agreement, or any of the transactions contemplated hereby;

         (ii) waive all right to object to jurisdiction of such courts in any legal action or proceeding relative to this Agreement or the transactions contemplated hereby or execution of any judgment, order or decree issued in or as a result of any such action, suit or proceeding which they may now or hereafter have by reason of domicile or otherwise;

         (iii) waive any objection to the laying of venue in such courts of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby;

         (iv) waive and agree not to plead or claim that any action, suit or proceeding in such courts has been brought in an inconvenient forum; and

         (v) waive any right they may have to, or to apply for, trial by jury in connection with any matter, action, proceeding, claim or counterclaim arising out of or relating to this Agreement or any of the transactions contemplated hereby.

(c) Each party shall appoint and maintain an attorney in Alberta for service of process in respect of actions, suits or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby and advise the other party from time to time of the name and address of such attorney, provided that it shall not change the attorney so appointed or terminate the appointment unless (and no change or termination shall be effective until) they have previously given written advice to the other party of a new attorney in Alberta for such purpose, in which case this proviso shall again apply in respect of the new attorney so appointed.

13.      REFERENCES AND HEADINGS

The references "hereunder", "herein" and "hereof" refer to the provisions of this Agreement, and references to Articles and Sections herein refer to articles, sections, or subsections of this Agreement. Any reference to time shall refer to Mountain Standard Time or Mountain Daylight Saving Time during the respective intervals in which each is in force in the Province of Alberta. The headings of the Articles, Sections, Schedules and any other headings, captions or indices herein are inserted for convenience of reference only and shall not be used in any way in construing or interpreting any provision hereof.
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14.      SINGULAR/PLURAL; DERIVATIVES

Whenever the singular or masculine or neuter is used in this Agreement, it shall be interpreted as meaning the plural or feminine or body politic or corporate, and vice versa, as the context requires. Where a term is defined herein, a capitalized derivative of such term shall have a corresponding meaning unless the context otherwise requires.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first above written.

GREY WOLF EXPLORATION INC.                    MIRANT CANADA ENERGY CAPITAL, LTD.


Per:                                          Per:
         ------------------------------            ----------------------------
         Robert L.G. Watson                        Robert Lindermanis
         Chairman, President & CEO                 Managing Director

                                  SCHEDULE "A"

      attached to and forming part of a First Overriding Royalty Agreement dated the 20th day of December, 2001 between Greywolf Exploration Inc. and
                       Mirant Canada Energy Capital, Ltd.

                       ROYALTYLANDS, TITLE DOCUMENTS AND
                        ROYALTY PAYOR'S WORKING INTEREST


                 The following _____ pages comprise Schedule A.

                                  SCHEDULE "B"

      attached to and forming part of a First Overriding Royalty Agreement dated the 20th day of December, 2001 between Greywolf Exploration Inc. and
                       Mirant Canada Energy Capital, Ltd.

                   ROYALTY PROCEDURE ELECTIONS AND AMENDMENTS

1.       Effective Date (Subclause 1.01 (b)) - December 20, 2001

2.       Quantification of Overriding Royalty (Subclause 2.01 A)

for crude oil -   2.5  %
for all other Petroleum Substances - Alternate   1   will apply (Specify 1 or 2)


                If Alternate 1 applies:     2.5   %
                If Alternate 2 applies:     N/A  % in (i) and    N/A  % in (ii)

3.       Royalty Payor's Allowed Deductions If Overriding Royalty Not Taken In
         Kind

         (Subclause 2.04 B if applicable) Alternate(s) 1 only _________ /2 only
         ______________/ 1 and 2/   neither   1  nor  2____________


4. Royalty Owner's Rights Upon Surrender (Subclause 2.08) will |X| / will not (Specify) apply.

5.       Other Amendments:

         Deletion - Clause 2.03 D (b). Clause 2.03 (D)(b) is deleted in its entirety.

         Amendment - Clause 2.03 C. Clause 2.03 C is amended by deleting the word "Payor's" in the first sentence and replacing same with the word "Owner's".

         Addition - Clause 2.04. Clause 2.04 is amended by adding the words "other than the costs of removing basic sediment and water where such charges are material" to the end of the first sentence.

         Deletion - Clause 7.00. Clause 7.00 is deleted in its entirety.

                                  SCHEDULE "C"

      attached to and forming part of a First Overriding Royalty Agreement dated the 20th day of December, 2001 between Greywolf Exploration Inc. and
                       Mirant Canada Energy Capital, Ltd.


                                ROYALTY PROCEDURE

                 (The following 10 pages comprises Schedule "C")

                                  SCHEDULE "D"

      attached to and forming part of a First Overriding Royalty Agreement dated the 20th day of December, 2001 between Greywolf Exploration Inc. and
                       Mirant Canada Energy Capital, Ltd.


                         ROYALTY LANDS ADDITION SCHEDULE

                 (The following 3 pages comprises Schedule "D")

                         ROYALTY LANDS ADDITION SCHEDULE

WHEREAS Greywolf Exploration, Ltd. ("Greywolf") and Mirant Canada Energy Capital, Ltd. ("Mirant") are parties to that certain Overriding Royalty Agreement dated December 18, 2001 (the "Royalty Agreement").

AND WHEREAS the Royalty Agreement provides for the addition of lands and petroleum and natural gas rights owned by the Royalty Payor to the Royalty Lands by execution of this Royalty Lands Addition Schedule.

AND WHEREAS Greywolf, as Royalty Payor and Mirant, as Royalty Owner wish to add additional lands and petroleum and natural gas rights to the Royalty Lands.

NOW THEREFORE Greywolf and Mirant hereby agree as follows:

DEFINITIONS

1. Unless otherwise indicated, terms used in this Schedule shall have the meanings ascribed to them in the Royalty Agreement.

ADDITION OF LANDS

2. The following lands (the "Additional Lands") are hereby added as Royalty Lands pursuant to Article 4 of the Royalty Agreement:

--------------------------------------------------------------------------------
Royalty Lands            | Title Documents            | Royalty Payor's Working
                         |                            |  Interest
--------------------------------------------------------------------------------
                         |                            |
                         |                            |
--------------------------------------------------------------------------------


ELECTIONS AND AMENDMENTS

3. Pursuant to Sections 4(a) and 4(b) of the Royalty Agreement, Greywolf and Mirant hereby elect as follows:


                           ALTERNATE A (pursuant to Section 4(a) of the Royalty Agreement):
---------   ---------
    Init.
                           Schedule B of the Royalty Agreement (with the exception of Section 1 Effective Date which shall be , 200 ) shall govern the royalty applicable to the Additional Lands.
---------                       --
    Init.
                           ALTERNATE B (pursuant to Section 4(b) of the Royalty Agreement).
---------      ---------
    Init.
                           The following Royalty Procedure Elections and Amendments shall govern the royalty applicable to the Additional Lands:
---------
    Init.

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                                       2


1.       Effective Date (Subclause 1.01 (b)) - _____________  , 200_


2.       Quantification of Overriding Royalty (Subclause 2.01 A)

for crude oil -_____ %

for all other Petroleum Substances - Alternate_____  will apply (Specify 1 or 2)

                  If Alternate 1 applies:_______ %
                  If Alternate 2 applies:_______ % in (i) and______ % in (ii)
-

3.       Royalty Payor's Allowed Deductions If Overriding Royalty Not Taken In
         Kind

         (Subclause 2.04 B if applicable) Alternate(s) 1 only_______ / 2 only
          _______ / 1 and 2 ________/ neither 1 nor 2________(Specify Alternate)

         If Alternate 2 applies, deductions must not be greater than o% of the Market Price.

4. Royalty Owner's Rights Upon Surrender (Subclause 2.08) will / will not (Specify) apply.

5.       Other Amendments (if any)


EXECUTED by the parties hereto on the dates indicated below:

GREYWOLF EXPLORATION INC.                     MIRANT CANADA ENERGY CAPITAL, LTD.



per:                                         per:
    ------------------------------               ---------------------------
    Name:                                        Name:
    Position:                                    Position:
    Date:                                        Date: